                                                                    EXHIBIT 99.2

Student Loan Finance Corporation
Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated
Student Loan Asset-Backed Notes, Series 1999-1
Report for the Month Ended December 31, 1999

I.     Noteholder Information

A.     Identification of Notes

       Series     Description                                                     Cusip #               Due Date
       -----------------------------------------------------------------------------------------------------------------
       1999-1A    Senior Auction Rate Notes.......................................280907AP1.............December.1,.2035
       1999-1B    Senior Auction Rate Notes.......................................280907AQ9.............December.1,.2035
       1999-1C    Subordinate Auction Rate Notes..................................280907AR7.............December.1,.2035

B.     Notification of Redemption Call of Notes

       None

C.     Principal Outstanding - December, 1999

                              Principal            Principal            Principal             Principal
                           Outstanding,             Borrowed             Payments          Outstanding,
       Series            Start of Month         During Month         During Month          End of Month
       -------------------------------------------------------------------------------------------------
       1999-1A                    $0.00       $78,000,000.00                $0.00        $78,000,000.00
       1999-1B                     0.00        39,000,000.00                 0.00         39,000,000.00
       1999-1C                     0.00         9,300,000.00                 0.00          9,300,000.00
                  --------------------------------------------------------------------------------------
       Totals                     $0.00      $126,300,000.00                $0.00       $126,300,000.00
                  ======================================================================================

D.     Accrued Interest Outstanding - December, 1999

                       Accrued Interest             Interest             Interest      Accrued Interest             Interest
                           Outstanding,              Accrued             Payments          Outstanding,           Rate As Of
       Series            Start of Month         During Month         During Month          End of Month         End Of Month
       ----------------------------------------------------------------------------------------------------------------------
       1999-1A                    $0.00          $337,458.33                $0.00           $337,458.33             6.23000%
       1999-1B                     0.00           169,270.83                 0.00            169,270.83             6.25000%
       1999-1C                     0.00            40,687.50                 0.00             40,687.50             6.30000%
                  --------------------------------------------------------------------------------------
       Totals                     $0.00          $547,416.66                $0.00           $547,416.66
                  ======================================================================================

E.     Net Loan Rates for Next Interest Period

                        Interest Period
       Series             Starting Date        Net Loan Rate
       ------------------------------------------------------
       1999-1A                09-Feb-00       Not Applicable
       1999-1B                09-Feb-00       Not Applicable
       1999-1C                09-Feb-00       Not Applicable

       Note: Net loan rates are not applicable until interest periods starting
             April, 2000.

F.     Noteholders' Carry-Over Amounts - December, 1999

                             Carry-Over                                                      Carry-Over
                               Amounts,            Additions             Payments              Amounts,
       Series            Start of Month         During Month         During Month          End of Month
       -------------------------------------------------------------------------------------------------
       1999-1A                    $0.00                $0.00                $0.00                 $0.00
       1999-1B                     0.00                 0.00                 0.00                  0.00
       1999-1C                     0.00                 0.00                 0.00                  0.00
                  --------------------------------------------------------------------------------------
       Totals                     $0.00                $0.00                $0.00                 $0.00
                  ======================================================================================

G.     Noteholders' Accrued Interest on Carry-Over Amounts - December, 1999

                                Accrued             Interest             Interest               Accrued
                              Interest,              Accrued             Payments             Interest,
       Series            Start of Month         During Month         During Month          End of Month
       -------------------------------------------------------------------------------------------------
       1999-1A                    $0.00                $0.00                $0.00                 $0.00
       1999-1B                     0.00                 0.00                 0.00                  0.00
       1999-1C                     0.00                 0.00                 0.00                  0.00
                  --------------------------------------------------------------------------------------
       Totals                     $0.00                $0.00                $0.00                 $0.00
                  ======================================================================================


II.    Fund Information

A.     Reserve Fund - December, 1999

                                                                                                 Amount
                                                                                  ----------------------
       Balance, Start of Month....................................................                $0.00
       Additions During Month (From Issuance of Notes)............................         1,894,500.00
       Less Withdrawals During Month..............................................                 0.00
                                                                                  ----------------------
       Balance, End of Month......................................................        $1,894,500.00
                                                                                  ======================

B.     Capitalized Interest Account - December, 1999

                                                                                                 Amount
                                                                                  ----------------------
       Balance, Start of Month....................................................                $0.00
       Additions During Month (From Issuance of Notes)............................         4,700,000.00
       Less Withdrawals During Month..............................................                 0.00
                                                                                  ----------------------
       Balance, End of Month......................................................        $4,700,000.00
                                                                                  ======================

C.     Acquisition Account  - December, 1999

                                                                                                 Amount
                                                                                  ----------------------
       Balance, Start of Month....................................................                $0.00
       Additions During Month (From Issuance of Notes)............................       118,505,500.00
       Less Withdrawals for Initial Purchase of Eligible Loans:
         Principal Acquired.......................................................       (87,605,616.80)
         Accrued Income...........................................................        (2,392,385.22)
         Premiums and Related Acquisition Costs...................................          (981,529.00)
       Less Withdrawals for Additional Eligible Loans:
         Principal Acquired.......................................................        (1,599,692.99)
         Premiums and Related Acquisition Costs...................................            (5,773.92)
                                                                                  ----------------------
       Balance, End of Month......................................................       $25,920,502.07
                                                                                  ======================

D.     Alternative Loan Guarantee Account - December, 1999

                                                                                                 Amount
                                                                                  ----------------------
       Balance, Start of Month....................................................                $0.00
       Additions During Month (Initial Purchase of Student Loans).................         1,027,937.56
       Guarantee Fees Received During Month.......................................            12,393.02
       Interest Received During Month.............................................                 0.00
       Less Withdrawals During Month for Default Payments.........................                 0.00
                                                                                  ----------------------
       Balance, End of Month......................................................        $1,040,330.58
                                                                                  ======================

III.   Student Loan Information

A.     Student Loan Principal Outstanding - December, 1999

                                                                                                 Amount
                                                                                  ----------------------
       Balance, Start of Month....................................................                $0.00
       Loans Purchased / Originated...............................................        89,205,309.79
       Capitalized Interest.......................................................           190,210.52
       Less Principal Payments Received...........................................          (946,479.34)
       Other Increases (Decreases)................................................                14.48
                                                                                  ----------------------
       Balance, End of Month......................................................       $88,449,055.45
                                                                                  ======================

B.     Composition of Student Loan Portfolio as of December 31, 1999

                                                                                                 Amount
                                                                                  ----------------------
       Aggregate Outstanding Principal Balance....................................       $88,449,055.45
       Number of Borrowers........................................................               13,083
       Average Outstanding Principal Balance Per Borrower.........................               $6,761
       Number of Loans (Promissory Notes).........................................               24,490
       Average Outstanding Principal Balance Per Loan.............................               $3,612
       Weighted Average Interest Rate.............................................                7.51%

C.     Distribution of Student Loan Portfolio by Loan Type as of December 31,
       1999

                                                                      Outstanding
                                                                        Principal
       Loan Type                                                          Balance               Percent
       -------------------------------------------------------------------------------------------------
       Stafford - Subsidized.................................      $23,073,251.35                 26.1%
       Stafford - Unsubsidized...............................       32,390,517.96                 36.6%
       PLUS..................................................        8,529,280.71                  9.6%
       SLS...................................................          152,690.81                  0.2%
       Consolidation.........................................        4,025,318.79                  4.6%
       Alternative...........................................       20,277,995.83                 22.9%
                                                             -------------------------------------------
       Total.................................................      $88,449,055.45                100.0%
                                                             ===========================================

D.     Distribution of Student Loan Portfolio by Interest Rate as of December
       31, 1999

                                                                      Outstanding
                                                                        Principal
       Interest Rate                                                      Balance               Percent
       -------------------------------------------------------------------------------------------------
       Less Than 7.00%.......................................      $20,222,009.62                 22.9%
       7.00% to 7.49%........................................       17,747,239.12                 20.1%
       7.50% to 7.99%........................................       39,960,005.53                 45.2%
       8.00% to 8.49%........................................        8,076,749.27                  9.1%
       8.50% to 8.99%........................................                0.00                  0.0%
       9.00% to 9.49%........................................        2,434,969.51                  2.8%
       9.50% or Greater......................................            8,082.40                  0.0%
                                                             -------------------------------------------
       Total.................................................      $88,449,055.45                100.0%
                                                             ===========================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of December 31, 1999

                                                                      Outstanding
                                                                        Principal
       Borrower Payment Status                                            Balance               Percent
       -------------------------------------------------------------------------------------------------
       School................................................      $15,485,722.29                 17.5%
       Grace.................................................        5,399,412.69                  6.1%
       Repayment.............................................       56,002,471.49                 63.3%
       Deferment.............................................        5,529,801.98                  6.3%
       Forbearance...........................................        5,514,413.50                  6.2%
       Claims................................................          517,233.50                  0.6%
                                                             -------------------------------------------
       Total.................................................      $88,449,055.45                100.0%
                                                             ===========================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of December 31, 1999

                                                                   Percent by Outstanding Balance
                                                             -------------------------------------------
                                                                       Repayment,
                                                                       Deferment,
                                                 Outstanding          Forbearance
                                                   Principal      & Claims Status          All Loans in
       Delinquency Status                            Balance           Loans Only             Portfolio
       -------------------------------------------------------------------------------------------------
       31 to 60 Days....................       $1,590,550.53                 2.4%                  1.8%
       61 to 90 Days....................          862,658.37                 1.3%                  1.0%
       91 to 120 Days...................          393,267.09                 0.6%                  0.4%
       121 to 180 Days..................          338,750.49                 0.5%                  0.4%
       181 to 270 Days..................          398,324.09                 0.6%                  0.5%
       Over 270 Days....................          795,286.31                 1.2%                  0.9%
       Claims Filed, Not Yet Paid.......          517,233.50                 0.8%                  0.6%
                                        ----------------------------------------------------------------
       Total............................       $4,896,070.38                 7.5%                  5.5%
                                        ================================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of December 31, 1999

                                                                      Outstanding
                                                                        Principal
       Guarantee Status                                                   Balance               Percent
       -------------------------------------------------------------------------------------------------
       FFELP Loan Guaranteed 100%............................         $346,862.95                  0.4%
       FFELP Loan Guaranteed 98%.............................       67,824,196.67                 76.7%
       Alternative Loans Non-Guaranteed......................       20,277,995.83                 22.9%
                                                             -------------------------------------------
       Total.................................................      $88,449,055.45                100.0%
                                                             ===========================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of December 31, 1999

                                                                      Outstanding
                                                                        Principal
       Guarantee Agency                                                   Balance               Percent
       -------------------------------------------------------------------------------------------------
       Education Assistance Corporation......................      $27,788,342.93                 31.4%
       California Student Aid Commission.....................       23,043,869.51                 26.1%
       United Student Aid Funds, Inc.........................        7,920,237.72                  9.0%
       Pennsylvania Higher Education Assistance
        Agency...............................................        4,175,953.47                  4.7%
       Great Lakes Higher Education Corporation..............        3,257,622.35                  3.7%
       Other Guarantee Agencies..............................        1,985,033.64                  2.2%
       Alternative Loans Non-Guaranteed......................       20,277,995.83                 22.9%
                                                             -------------------------------------------
       Total.................................................      $88,449,055.45                100.0%
                                                             ===========================================

I.     Fees and Expenses Accrued For / Through  December, 1999

                                                                     For The 12
                                                                   Months Ended
                                            December, 1999        Dec. 31, 1999
                                      ------------------------------------------
       Servicing Fees.................          $62,556.48           $62,556.48
       Indenture Trustee Fees.........                0.00                 0.00
       Broker / Dealer Fees...........                0.00                 0.00
       Auction Agent Fees.............            1,754.17             1,754.17
       Other Permitted Expenses.......                0.00                 0.00
                                      ------------------------------------------
       Total..........................          $64,310.65           $64,310.65
                                      ==========================================

J.     Ratio of Assets to Liabilities as of December 31, 1999

                                                                         Amount
                                                           ---------------------
       Total Indenture Assets..............................     $124,745,018.58
       Total Indenture Liabilities.........................      126,914,813.56
                                                           ---------------------
       Ratio...............................................              98.29%
                                                           =====================
                                  Page 4 of 4